GET A PIECE OF STARTENGINE

# StartEngine's Gross Profit Grows 1.65X in Q2 2024 [1]

Now's your chance to reserve shares in StartEngine, a leading equity crowdfunding with a community of over 1.8 million. [2] Join us and 45,000+ investors as we work to capitalize on this incredible growth.

Pst...when you reserve shares before we go live, you can earn up to 20% bonus share.

Reserve Now - Get Up to 10% Bonus

*$80 million previously raised • 45,000+ investors*



$2,582,676 RESERVED SO FAR

**StartEngine's SEC EDGAR Page | Section 17(b) Disclosure**

* NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED.NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. You can view our offering circular **HERE**.

This Reg A+ offering is made available through StartEngine Crowdfunding, Inc. This investment is speculative, illiquid, and involves a high degree of risk, including the possible loss of your entire investment.

## 1.8M+ [2]
**Community of Investors**

## $80M+
**Previously Raised For StartEngine**

Historical investments in StartEngine should not be construed as a guarantee of future growth and should not be seen as an indicator of future results.

WHAT IS STARTENGINE?

# Your One-Stop Shop for Private Market Investing

StartEngine is a leading crowdfunding platform for investing in companies at all stages — from emerging startups to series holding shares of well-known names like Discord. We're empowering founders and investors alike.

*The underlying companies of StartEngine Private, including Discord, are not involved or participating, and shares of these companies are not being offered. See footnote 5 for additional details.

**Gross profit is the revenue minus the cost of goods sold, which differs from net profit, which is the income left after all expenses are deducted. See footnote 1 below and our most recent 10-Q for more details on expenses and net earnings.


$6M
$5M
$4M
$3M
$2M
$1M
$0
$3.58M
$3.47M
$3.99M
$3.66M
$4.46M
$5,722,880
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024

StartEngine Quarterly Gross Profit 2023 - 2024 [1]

## Reserve Today & Claim Up to 20% Bonus Shares

10% Just for reserving shares with StartEngine today

10% When you sign up for a Venture Club membership and/or invest a certain amount

*See perks terms and conditions. Please note that you can also qualify for up to 20% bonus shares through

Reserve Now - Get 10% Bonus

other methods when the offering goes live, without needing to make a reservation at this time.

## New Assets Under Management – SeedInvest

Last year, StartEngine acquired assets of a top competitor, SeedInvest, including access to a community that's raised over $470 million. Combined with our own community, we have access to a prospective investor network that's collectively committed $1.2 billion. [5]

## StartEngine's Growth - Leaning In

We're supercharging our growth with 11 new sales representatives in Q2, while doubling the number of companies who have signed contracts to raise capital on our platform in Q2 compared to the same period last year.*

*Signed contracts does not necessarily indicate offerings will launch.


Doubling
Number Of
Signed Contracts

**Reserve Now - Get Up to 10% Bonus**

## STARTENGINE PRIVATE

*StartEngine Private offers membership interests in LLC series which own shares of these underlying companies. The companies above are not involved or participating, and shares of these companies are not being offered. See footnote 4 for additional details.


Howard Marks
A.I. Fund
Gain Exposure to Venture-Backed Companies in A.I. and Tech

*The underlying companies of the Howard Marks AI Fund are not participating or involved in the offering. See footnote 4 for additional details.

# From $0 → $4.9M Gross Profit [1]

In November, we launched StartEngine Private, an investing portal giving everyday accredited investors exposure to some of the most popular private venture-backed businesses — without the million dollar commitments. We typically earn margin on the sale of the underlying assets to the funds and also have the potential to earn 20% on the upside upon an exit. As a result, StartEngine Private's gross profit increased $0→$4.9M for the new product in just nine months.

Join Us and Reserve Shares


Compare CF/A+ vs Reg D in 2024 up to Q2
$20k
$15k
$10k
$5k
$0
$16,416
$1,424
Reg CF/A
Reg D

Note that the minimum investment for most Reg. CF/A+ offerings are typically much lower than Reg. D which typically has a minimum investment amount set around $15,000 for StartEngine Private offerings.

## How StartEngine Makes Money [1]

### Capital Raise Fees

Founders who raise on our platform pay a flat rate to launch, and pay a percentage based on success. We also get equity in their companies.

### StartEngine Private

We typically earn margin on the sale of the underlying assets to the funds and also have the potential to earn 20% on the upside upon an exit.

### Recurring Revenue

We receive $275 from members of Venture Club, a recurring subscription fee from investors who subscribe to earn bonus shares

### Cap Table Management

We offer cap table management services to founders through StartEngine Secure on a recurring subscription basis.

### Trading Fees

We collect a percentage fee on all transactions conducted on our offerings and marketplace.

Reserve Now - Get Up to 10% Bonus

## Our Journey So Far

**2016:**
Equity crowdfunding becomes legal in the U.S., and StartEngine launches

**Aug 2017:**
StartEngine reaches 100,000 users joining the platform

**April 2020:**
Renowned investor Kevin O'Leary, aka "Mr. Wonderful," joins StartEngine as a strategic partner

**Dec 2021:**
StartEngine surpasses $500,000,000 raised through its platform.

**Oct 2022:**
The platform continues its upward trajectory, reaching 1 million users

**Nov 2022:**
StartEngine acquires assets of competitor SeedInvest, expanding its reach and investor base

**Nov 2023:**
StartEngine Private is launched, providing a new revenue stream for us

**Today:**
StartEngine's Q2 2024 gross profits increased 1.65X when compared to Q2 2023[1] and reservations open for its fundraising campaign, aiming to continue its momentum and solidify position as a leader in the equity crowdfunding space

Reserve Now - Get Up to 10% Bonus

OUR TEAM

# Meet Our CEO & Mr. Wonderful



Our CEO

## Howard Marks

Howard co-founded the video game giant Activision in the 90's, which Microsoft later acquired in 2022 for $68 billion. Prior to StartEngine, Howard also founded and sold Acclaim Games, which was subsequently acquired by Disney.



Our Strategic Advisor & Spokesman

## Kevin O'Leary [7]

*"To be honest with you, I had wanted to compete with Howard out of the gate... but after seeing what he had built with the StartEngine team, it made a lot of sense to join him instead."*

# Reserve Share in the Future of Startup Investing

Indicate your interest in joining over 45,000+ investors and reserve a stake in StartEngine today.

Questions about this raise? **Contact us**

Reserve Shares

**Perks Terms & Conditions**

**If you are investing via a self-directed IRA, you cannot receive additional perks beyond bonus shares due to tax laws.*

**Claim up to 20% Bonus Shares**

Investors in StartEngine can receive up to 20% bonus shares based on certain criteria.

- 10% if you reserved shares during the Test the Waters phase
- 10% if you are a member of the Venture club, if you are investing via a self-directed IRA, you cannot receive additional perks beyond bonus shares due to tax laws
- 5% if you invest between $3,000 and $4,999.99
- 10% if you invest between $5,000 and $24,999.99
- 20% if you invest $25,000 or more.

Bonus shares in this offering are stackable. The maximum amount of bonus shares that an investor can receive is 20%. For example, if an investor reserved shares in StartEngine and is a Venture Club member, they will receive 20% additional shares. If that person also invests over $25,000, they will still receive the maximum of 20% bonus shares. Bonus shares may not immediately appear on your investor dashboard, but will be issued prior to the offering closing.

**DISCLAIMERS**

1. Gross profit is the revenue of StartEngine Crowdfunding, Inc. ("the Company") and its subsidiaries earns from sales after subtracting the cost of goods sold ("COGS"). This differs from net profit which is the income remaining after all expenses, including operating costs, taxes, and interest, are deducted from total revenue, providing a comprehensive measure of the Company's overall profitability. For full financials, see our latest statements filed on SEC **EDGAR**. Gross profit based on StartEngine's unaudited financials: $5.72M for Q2 2024 compared to $3.46M for Q2 2023, since these are quarterly numbers and have not been audited, they may not include year-end adjustments necessary to make those financial statements comparable to audited results.

2. Count determined as number of unique email addresses in StartEngine's database as of 08-27-2024. Unique email addresses do not necessarily mean unique individuals or active users.

3. The underlying companies held by StartEngine Private Funds LLC, and StartEngine Private LLC (together, "StartEngine Private") are not participating or involved in the offering. The availability of company information does not indicate that the company has endorsed, supports or otherwise participates with StartEngine Private or any of its affiliates. StartEngine Crowdfunding LLC purchases shares from current and former employees, early investors, and advisors of the companies and sells the shares to StartEngine Private for each offering. When you make an investment in a company on StartEngine Private, you are purchasing an interest in a series of StartEngine Private Funds LLC or StartEngine Private LLC, each a Delaware limited liability company (together the "Series LLCs"), which were created to hold shares of privately held companies. An investor will not directly own or hold shares of the private company but instead will own member interests in a series of the Series LLCs, which either directly or indirectly, will hold shares in the company. There may not be a one-to-one economic parity on the value of the Series LLCs interests and the underlying shares.

4. In May 2023, StartEngine acquired assets of SeedInvest, including email lists for SeedInvest's users, investors and founders. Go here for more details: **https://www.startengine.com/blog/seedinvest**

5. Includes $760M in funds raised as of May 9, 2023 via Reg. CF and Reg. A+ combined through StartEngine's funding portal and broker dealer, StartEngine Capital, LLC and StartEngine Primary, LLC respectively, as well as StartEngine's own raises. Also includes $470M in funds raised previously through offerings conducted on **www.seedinvest.com** outside of the StartEngine platform.

6. The underlying companies of the Howard Marks AI Fund, a series of StartEngine Private Funds LLC, and StartEngine Private LLC (together, "StartEngine Private") are not participating or involved in the offering. The availability of company information does not indicate that the company has endorsed, supports or otherwise participates with StartEngine Private or any of its affiliates. StartEngine Crowdfunding LLC purchases shares from current and former employees, early investors, and advisors of the companies and sells the shares to StartEngine Private for each offering. When you make an investment in a company on StartEngine Private, you are purchasing an interest in a series of StartEngine Private Funds LLC or StartEngine Private LLC, each a Delaware limited liability company (together the "Series LLCs"), which were created to hold shares of privately held companies. An investor will not directly own or hold shares of the private company but instead will own member interests in a series of the Series LLCs, which either directly or indirectly, will hold shares in the company. There may not be a one-to-one economic parity on the value of the Series LLCs interests and the underlying shares.

7. Kevin O'Leary is a paid spokesperson for StartEngine. See his 17(b) disclosure, **here**.

THIS WEBPAGE MAY CONTAIN FORWARD-LOOKING STATEMENTS AND INFORMATION RELATING TO, AMONG OTHER THINGS, THE COMPANY, ITS BUSINESS PLAN AND STRATEGY, AND ITS INDUSTRY. THESE FORWARD-LOOKING STATEMENTS ARE BASED ON THE BELIEFS OF, ASSUMPTIONS MADE BY, AND INFORMATION CURRENTLY AVAILABLE TO THE COMPANY'S MANAGEMENT. WHEN USED IN THE OFFERING MATERIALS, THE WORDS "ESTIMATE," "PROJECT," "BELIEVE," "ANTICIPATE," "INTEND," "EXPECT" AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS, WHICH CONSTITUTE FORWARD LOOKING STATEMENTS. THESE STATEMENTS REFLECT MANAGEMENT'S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE THE COMPANY'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED IN THE FORWARD-LOOKING STATEMENTS. INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE ON WHICH THEY ARE MADE. THE COMPANY DOES NOT UNDERTAKE ANY OBLIGATION TO REVISE OR UPDATE THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER SUCH DATE OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

**Important Message**

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. INVESTMENTS ON STARTENGINE ARE SPECULATIVE, ILLIQUID, AND INVOLVE A HIGH DEGREE OF RISK, INCLUDING THE POSSIBLE LOSS OF YOUR ENTIRE INVESTMENT.

**www.StartEngine.com** is a website owned and operated by StartEngine Crowdfunding, Inc. ("StartEngine"), which is neither a registered broker-dealer, investment advisor nor funding portal.

Unless indicated otherwise with respect to a particular issuer, all securities-related activity is conducted by regulated affiliates of StartEngine: StartEngine Capital, LLC, a funding portal registered **here** with the US Securities and Exchange Commission (SEC) and **here** as a member of the Financial Industry Regulatory Authority (FINRA), or StartEngine Primary, LLC, a broker-dealer registered with the SEC and **FINRA/SIPC**. You can review the background of our broker-dealer and our investment professionals on FINRA's BrokerCheck **here**. StartEngine Secondary is an alternative trading system regulated by the SEC and operated by StartEngine Primary, LLC, a broker dealer registered with the SEC and FINRA.

Investment opportunities posted and accessible through the site are of three types:

1) Regulation A offerings (JOBS Act Title IV; known as Regulation A+), which are offered to non-accredited and accredited investors alike. These offerings are made through StartEngine Primary, LLC (unless otherwise indicated). 2) Regulation D offerings (Rule 506(c)), which are offered only to accredited investors. These offerings are made through StartEngine Primary, LLC. 3) Regulation Crowdfunding offerings (JOBS Act Title III), which are offered to non-accredited and accredited investors alike. These offerings are made through StartEngine Capital, LLC. Some of these offerings are open to the general public, however there are important differences and risks.

Any securities offered on this website have not been recommended or approved by any federal or state securities commission or regulatory authority. StartEngine and its affiliates do not provide any investment advice or recommendation and do not provide any legal or tax advice with respect to any securities. All securities listed on this site are being offered by, and all information included on this site is the responsibility of, the applicable issuer of such securities. StartEngine does not verify the adequacy, accuracy or completeness of any information. Neither StartEngine nor any of its officers, directors, agents and employees makes any warranty, express or implied, of any kind whatsoever related to the adequacy, accuracy, or completeness of any information on this site or the use of information on this site. See additional general disclosures **here**.

By accessing this site and any pages on this site, you agree to be bound by our **Terms of Use** and **Privacy Policy**, as may be amended from time to time without notice or liability.

Canadian Investors
Investment opportunities posted and accessible through the site will not be offered to Canadian resident investors. Potential investors are strongly advised to consult their legal, tax and financial advisors before investing. The securities offered on this site are not offered in jurisdictions where public solicitation for offerings is not permitted; it is solely your responsibility to comply with the laws and regulations of your country of residence.

California Investors Only – **Do Not Sell My Personal Information** (800-317-2200). StartEngine does not sell personal information. For all customer inquiries, please write to contact@startengine.com.

**StartEngine Marketplace**
The availability of company information does not indicate that the company has endorsed, supports, or otherwise participates with StartEngine.

None of the information displayed on or downloadable from www.startengine.com (the 'Website') represents a recommendation, offer, or solicitation of an offer to buy or sell any security. It also does not constitute an offer to provide investment advice or service. StartEngine does not (1) make any recommendations or otherwise advise on the merits or advisability of a particular investment or transaction, or (2) assist in the determination of fair value of any security or investment, or (3) provide legal, tax, or transactional advisory services.

All investment opportunities are based on indicated interest from sellers and will need to be confirmed.

Investing in private company securities is not suitable for all investors. An investment in private company securities is highly speculative and involves a high degree of risk. It should only be considered a long-term investment. You must be prepared to withstand a total loss of your investment. Private company securities are also highly illiquid, and there is no guarantee that a market will develop for such securities. Each investment also carries its own specific risks, and you should complete your own independent due diligence regarding the investment. This includes obtaining additional information about the company, opinions, financial projections, and legal or other investment advice. Accordingly, investing in private company securities is appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

**StartEngine Marketplace** ("SE Marketplace") is a website operated by StartEngine Primary, LLC ("SE Primary"), a broker-dealer that is registered with the SEC and a member of FINRA and the SIPC. StartEngine Bulletin Board ("SE BB") is a bulletin board platform that advertises interest in shares of private companies that previously executed Reg CF or Reg A offerings. SE BB enables shareholders to communicate interest in potential sales of shares in private companies and investors to discover, review, and potentially invest in private companies. As a bulletin board platform, SE BB provides a venue for investors to access information about private company offerings and connect with potential sellers. SE BB is distinct and separate from StartEngine Secondary ("SE Secondary"), which is an SEC-registered Alternative Trading System (ATS) operated by SE Primary. SE Secondary facilitates the trading of securities by matching orders between buyers and sellers and facilitating executions of trades on the platform. While a security may be displayed on the bulletin board, these securities will be subject to certain restrictions which may prevent the ability to buy and sell these securities in a timely manner, if at all. Even if a security is qualified to be displayed on the bulletin board, there is no guarantee an active trading market for the securities will ever develop, or if developed, be maintained. You should assume that you may not be able to liquidate your investment for some time or be able to pledge these shares as collateral.

**StartEngine is taking reservations for a possible, upcoming round. Indicate interest today.**

Watchlist

RESERVE NOW

GET A PIECE OF STARTENGINE

# StartEngine's Gross Profit Grows 1.65X in Q2 2024*

StartEngine's a leading equity crowdfunding platform with a community of over 1.8 million and 45,000 shareholders. Reserve today and earn an extra 10% on your investment when the offering goes live. (See footnote 2)

Reserve Now

This Reg A+ Test the Waters offering is made available through StartEngine Crowdfunding, Inc. This potential investment is speculative, illiquid, and involves a high degree of risk, including the possible loss of your entire investment. This potential investment, if any, may be made through StartEngine Crowdfunding, Inc.


StartEngine's
Gross Profit Grows
1.65X in Q2 2024*

**$2,582,676.09 Reserved**

OVERVIEW | ABOUT | UPDATES | REWARDS | DISCUSSION | INVESTING FAQS

Reserve Now

RESERVED $2,582,676.09

RESERVATIONS 944


StartEngine Quarterly Gross Profit 2023 – 2024¹
$6M
$5M
$4M
$3M
$2M
$1M
$0
$3.58M
$3.47M
$3.99M
$3.66M
$4.46M
$5,722,880
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024

*Gross profit is the revenue minus the cost of goods sold, which differs from net profit, which is the income left after all expenses are deducted. See footnote 1 below and our most recent 10-Q for more details on expenses and net earnings.

This Reg A+ offering is made available through StartEngine Crowdfunding, Inc. This investment is speculative, illiquid, and involves a high degree of risk, including the possible loss of your entire

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED.

NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.

AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. You can view our offering circular HERE.

## Reasons to Invest

**StartEngine Gross Profit 1.65X in Q2 2024[1]**
After an incredible first half of the year, StartEngine posted 65% gross profit growth during the last three months when compared to Q2 2023

**NEW StartEngine Private Off to a Robust Start**
Our newest offerings give accredited investors exposure to VC-backed companies like Cerebras and Discord that used to require millions to invest. We typically earn margin on the sale of the underlying assets. As a result, gross profit increased $0→$4.9M for the new product in just nine months for this product.

**The underlying companies of StartEngine Private, including Cerebras and Discord, are not involved or participating, and shares of these companies are not being offered.. See footnote 3 for additional details.*

**$80 Million Raised, 45,000+ Shareholders Invested in StartEngine**
We have a warchest and an army of ambassadors to help us with our goal of further expansion and growing into becoming the go-to platform for private market investing

**SeedInvest Asset Acquisition**
Last year, StartEngine acquired assets of one of its top competitors, SeedInvest [4], and we don't plan to stop there

**Staying Strong with Reg. CF and A+**
StartEngine continues to help emerging startups raise capital, helping them fund $49.7M in Reg. CF and Reg. A for the first half of 2024

**Heavy Investment in Growth**
We've added new product lines and almost tripled our sales team in Q2. We've also doubled contracts signed by founders to raise on our platform in Q2 compared to the same period last year.*
*Signed contracts do not necessarily indicate offerings will launch.

**Reserve Today & Claim Up to 20% Bonus Shares**

**10%** Just for reserving shares with StartEngine today

**10%** When you sign up for a Venture Club membership and/or invest a certain amount

***See perks terms and conditions for other ways to earn bonus shares.**

Please note that you can also qualify for up to 20% bonus shares through other methods when the offering goes live, without needing to make a reservation at this time.

## StartEngine Private Launches - From $0 → $4.9M Gross Profit[1]

In November, we launched StartEngine Private, an investing portal giving everyday accredited investors exposure to some of the most popular private venture-backed businesses — without the million dollar commitments. We typically earn margin on the sales of the underlying assets to the funds and also have the potential to earn 20% on the upside upon an exit. As a result, StartEngine Private's gross profit increased $0→$4.9M for the new product in just nine months.

StartEngine Private offers membership interests in LLC series which own shares of these underlying companies. The companies above are not involved or participating, and shares of these companies are not being offered. See footnote 4 for additional details.

## StartEngine Milestones

***Our Journey So Far...***

**2016:** Equity crowdfunding becomes legal in the U.S., and StartEngine launches

**August 2017:** StartEngine reaches 100,000 users joining the platform

**April 2020:** Renowned investor Kevin O'Leary, aka"Mr. Wonderful," joins StartEngine as a strategic partner

**December 2021:** StartEngine surpasses $500,000,000 raised through its platform.

**October 2022:** The platform continues its upward trajectory, reaching 1 million users

**November 2022:** StartEngine acquires assets of competitor SeedInvest, expanding its reach and investor base significantly

**November 2023:** StartEngine Private is launched, providing a new revenue stream

**Today:** StartEngine's Q2 2024 gross profits increased 1.65X when compared to Q2 2023[1] and reservations open for its fundraising campaign, aiming to continue its momentum and solidify its leadership in the equity crowdfunding space

## Two Legendary Investors


Our CEO
Howard Marks

Howard co-founded the video game giant Activision in the 90's, which Microsoft recently agreed to acquire for $68 billion. Prior to StartEngine, Howard also founded and sold Acclaim Games, which was subsequently acquired by Disney.


Our Strategic Advisor
& Spokesman5
Kevin O'Leary

"To be honest with you, I had wanted to compete with Howard out of the gate... but after seeing what he had built with the StartEngine team, it made a lot of sense to join him instead."

**Perks Terms & Conditions**

**If you are investing via a self-directed IRA, you cannot receive additional perks beyond bonus shares due to tax laws.*

**Claim up to 20% Bonus Shares**

Investors in StartEngine can receive up to 20% bonus shares based on certain criteria.

- 10% if you reserved shares during the Test the Waters phase
- 10% if you are a member of the Venture club, if you are investing via a self-directed IRA, you cannot receive additional perks beyond bonus shares due to tax laws
- 5% if you invest between $3,000 and $4,999.99
- 10% if you invest between $5,000 and $24,999.99
- 20% if you invest $25,000 or more.

Bonus shares in this offering are stackable. The maximum amount of bonus shares that an investor can receive is 20%. For example, if an investor reserved shares in StartEngine and is a Venture Club member, they will receive 20% additional shares. If that person also invests over $25,000, they will still receive the maximum of 20% bonus shares. Bonus shares may not immediately appear on your investor dashboard, but will be issued prior to the offering closing.

**DISCLAIMERS**

1. Gross profit is the revenue of StartEngine Crowdfunding, Inc. ("the Company") and its subsidiaries earns from sales after subtracting the cost of goods sold ("COGS"). This differs from net profit which is the income remaining after all expenses, including operating costs, taxes, and interest, are deducted from total revenue, providing a comprehensive measure of the Company's overall profitability. For full financials, see our latest statements filed on SEC EDGAR. Gross profit based on StartEngine's unaudited financials: $5.72M for Q2 2024 compared to $3.46M for Q2 2023, since these are quarterly numbers and have not been audited, they may not include year-end adjustments necessary to make those financial statements comparable to audited results.

2. Count determined as number of unique email addresses in StartEngine's database as of 08-27-2024. Unique email address does not necessarily mean unique individuals or active users.

3. In May 2023, StartEngine acquired assets of SeedInvest, including email lists for SeedInvest's users, investors and founders. Go here for more details: https://www.startengine.com/blog/seedinvest

4. The underlying companies held by StartEngine Private Funds LLC, and StartEngine Private LLC (together, "StartEngine Private") are not participating or involved in the offering. The availability of company information does not indicate that the company has endorsed, supports or otherwise participates with StartEngine Private or any of its affiliates. StartEngine Crowdfunding LLC purchases shares from current and former employees, early investors, and advisors of the companies and sells the shares to StartEngine Private for each offering. When you make an investment in a company on StartEngine Private, you are purchasing an interest in a series of StartEngine Private Funds LLC or StartEngine Private LLC, each a Delaware limited liability company (together the "Series LLCs"), which were created to hold shares of privately held companies. An investor will not directly own or hold shares of the private company but instead will own member interests in a series of the Series LLCs, which either directly or indirectly, will hold shares in the company. There may not be a one-to-one economic parity on the value of the Series LLCs interests and the underlying shares.

5. Kevin O'Leary is a paid spokesperson for StartEngine. See his 17(b) disclosure, here.

THIS WEBPAGE MAY CONTAIN FORWARD-LOOKING STATEMENTS AND INFORMATION RELATING TO, AMONG OTHER THINGS, THE COMPANY, ITS BUSINESS PLAN AND STRATEGY, AND ITS INDUSTRY. THESE FORWARD-LOOKING STATEMENTS ARE BASED ON THE BELIEFS OF, ASSUMPTIONS MADE BY, AND INFORMATION CURRENTLY AVAILABLE TO THE COMPANY'S MANAGEMENT. WHEN USED IN THE OFFERING MATERIALS, THE WORDS "ESTIMATE," "PROJECT," "BELIEVE," "ANTICIPATE," "INTEND," "EXPECT" AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS, WHICH CONSTITUTE FORWARD LOOKING STATEMENTS. THESE STATEMENTS REFLECT MANAGEMENT'S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE THE COMPANY'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED IN THE FORWARD-LOOKING STATEMENTS. INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE ON WHICH THEY ARE MADE. THE COMPANY DOES NOT UNDERTAKE ANY OBLIGATION TO REVISE OR UPDATE THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER SUCH DATE OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

# ABOUT

HEADQUARTERS
**3900 W Alameda Ave Suite 1200**
**Burbank, CA 91505**

WEBSITE
**View Site**

StartEngine's a leading equity crowdfunding platform with a community of over 1.8 million and 45,000 shareholders. Reserve today and earn an extra 10% on your investment when the offering goes live. (See footnote 2)

# ALL UPDATES

**10.04.24**

## UPDATE: Cerebras Publicly Announces their IPO

**BREAKING NEWS: Cerebras, one of the companies represented on StartEngine Private [1], has just publicly filed for an IPO [2].**

Opportunities like these were once limited to only the ultra-wealthy and insiders. Join us, as we endeavor to continue to provide exposure to incredible opportunities like Cerebras.

*An S-1 filing does not guarantee that an IPO will occur. Even if Cerebras proceeds with an IPO, it does not imply that other underlying companies will do so.*

**Reserve Now - Get Up to 10% Bonus Shares**

**DISCLAIMERS**

1. The underlying companies are not participating or involved in this offering. The availability of company information does not indicate that the company has endorsed, supports or otherwise participates with StartEngine Private Funds LLC, StartEngine Private LLC, or any of their affiliates. StartEngine Private Funds LLC and StartEngine Private LLC purchase shares from current and former employees, early investors, and advisors of the companies. When you make an investment in a company on StartEngine Private, you are purchasing an interest in a series of StartEngine Private Funds LLC or StartEngine Private LLC, both a Delaware limited liability company (the "Series LLC"), which was created to hold shares of privately held companies. An investor will not directly own or hold shares of the private company but instead will own member interests in a series of the Series LLC, which either directly or indirectly, will hold shares in the company. There may not be a one-to-one economic parity on the value of the Series LLC interests and the underlying shares.

StartEngine Advisers LLC manages the Series LLC and qualifies as an exempt reporting advisor ("ERA") with the Securities and Exchange Commission pursuant to Rule 203(m)-1 under the Advisers Act.

The underlying securities offered herein may be subject to restrictions on transferability and resale including a Right of First Refusal ("ROFR"). As such, the underlying companies have the first right to purchase the securities should the Series LLC wish to sell or transfer them. This may affect the ability of Series LLC to dispose of the securities. Before investing, potential investors should carefully read the offering documents and consult with their advisor to understand the implications of these restrictions.

Expenses, including those for disposing of Portfolio Company Securities, extraordinary expenses, transaction fees (including brokerage fees), administration fees, and insurance fees, will be the responsibility of the Series LLC. These expenses may reduce the amount you receive from a liquidation or distribution event. Additionally, StartEngine Primary LLC representatives may earn commissions for providing recommendations to investors in connection with this offering.

2. Source: https://www.sec.gov/Archives/edgar/data/2021728/000162828024041596/cerebras-sx1.htm

STARTENGINE IS TESTING THE WATERS UNDER TIER 2 OF REGULATION A. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. "RESERVING" SHARES IS SIMPLY AN INDICATION OF INTEREST. THERE IS NO BINDING COMMITMENT FOR INVESTORS THAT RESERVE SHARES IN THIS MANNER TO ULTIMATELY INVEST AND PURCHASE THE SHARES RESERVED OF THE COMPANY, OR TO PURCHASE ANY SHARES OF THE COMPANY WHATSOEVER.

**09.28.24**

## UPDATE: $14M+ Raised In Under One Year (So Far)...

After StartEngine Private Series Groq's[1] launch on Saturday, it has already SOLD OUT!

StartEngine Private has raised over $14,700,000 since it began less than a year ago (November 2023) — with a number of private offerings selling out in *days*.

There's no telling where the next quarter could bring us...

Reserve your share in StartEngine so you can help us build on this incredible momentum!

**Reserve Now - Get Up to 10% Bonus Shares**

**DISCLAIMERS**

1. Groq, Inc. ("Groq") is not participating or involved in the StartEngine Private Series Groq offering. The availability of company information does not indicate that the company has endorsed, supports or otherwise participates with StartEngine Private LLC or any of its affiliates. StartEngine Private LLC purchases shares from current and former employees, early investors, and advisors of the company. When you make an investment in a company on StartEngine Private, you are purchasing an interest in a series of StartEngine Private LLC, a Delaware limited liability company (the "Series LLC"), which was created to hold shares of a privately held company. An investor will not directly own or hold shares of the private company but instead will own member interests in a series of the Series LLC, which either directly or indirectly, will hold shares in the company. There may not be a one-to-one economic parity on the value of the Series LLC interests and Groq shares.

The underlying securities of Series Groq offered herein may be subject to restrictions on transferability and resale including a Right of First Refusal ("ROFR"). As such, Groq, Inc. has the first right to purchase the securities should Series Groq wish to sell

or transfer them. This may affect the ability of Series Groq to dispose of the securities. Before investing, potential investors should carefully read the offering documents and consult with their advisor to understand the implications of these restrictions.

Series Groq holds economic interests of Groq through indirect ownership via Special Purpose Vehicle ("SPV") interests. There may not be a one-to-one economic parity on the value of the Series LLC interests and the underlying shares. Before investing, potential investors should carefully read the offering documents and consult with their advisor to understand the implications of these indirect investments.

Expenses, including those for disposing of SPV interests, extraordinary expenses, transaction fees (including brokerage fees), administration fees, and insurance fees, will be the responsibility of Series Groq. These expenses may reduce the amount you receive from a liquidation or distribution event. Additionally, StartEngine Primary LLC representatives may earn commissions for providing recommendations to investors in connection with this offering.

STARTENGINE IS TESTING THE WATERS UNDER TIER 2 OF REGULATION A. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. "RESERVING" SHARES IS SIMPLY AN INDICATION OF INTEREST. THERE IS NO BINDING COMMITMENT FOR INVESTORS THAT RESERVE SHARES IN THIS MANNER TO ULTIMATELY INVEST AND PURCHASE THE SHARES RESERVED OF THE COMPANY, OR TO PURCHASE ANY SHARES OF THE COMPANY WHATSOEVER.

**09.24.24**

# Signing Record = Broken 💥

We're pumped about these numbers. Why?

- Last week, we hit **370 total companies signed in one year** — 110 *more* than last year.
- We **increased gross profit 65%** in Q2, compared to the same quarter in 2023. [1]

Put simply: we won't see 2023's numbers because we've *broken those records.*

**Reserve now and get 10% extra bonus shares**


Companies Signed to Raise on StartEngine
400
300
200
100
0
Count of Deals
260
370
2023
2024
Date Signed

1. Gross profit is the revenue of StartEngine Crowdfunding, Inc. ("the Company") and its subsidiaries earns from sales after subtracting the cost of goods sold ("COGS"). This differs from net profit which is the income remaining after all expenses, including operating costs, taxes, and interest, are deducted from total revenue, providing a comprehensive measure of the Company's overall profitability. For full financials, see our latest statements filed on SEC EDGAR. Gross profit based on StartEngine's unaudited financials: $5.72M for Q2 2024 compared to $3.46M for Q2 2023, since these are quarterly numbers and have not been audited, they may not include year-end adjustments necessary to make those financial statements comparable to audited results.

STARTENGINE IS TESTING THE WATERS UNDER TIER 2 OF REGULATION A. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. "RESERVING" SHARES IS SIMPLY AN INDICATION OF INTEREST. THERE IS NO BINDING COMMITMENT FOR INVESTORS THAT RESERVE SHARES IN THIS MANNER TO ULTIMATELY INVEST AND PURCHASE THE SHARES RESERVED OF THE COMPANY, OR TO PURCHASE ANY SHARES OF THE COMPANY WHATSOEVER.

**09.20.24**

# 10% Bonus Shares – Jump Aboard and Reserve Today🚂

Have you secured your 10% bonus shares? There's no catch to making your reservation today and ensuring that if you do invest, you'll automatically receive 10% bonus shares. It's easy to see why – if that does not catch your interest, check out our last Q2 financials:

**Key Highlights:**

- Gross Profit Grew 1.65x in Q2 2024 compared to Q2 2023 [1]
- StartEngine Private revenue was $6.8M in Q2 2024 [2]
  - $2.1M increase from $4.7M in Q1 2024
- StartEngine CF raised $21.5M in Q2 2024

**Reserve now and get 10% extra bonus shares**

STARTENGINE IS TESTING THE WATERS UNDER TIER 2 OF REGULATION A. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. “RESERVING” SHARES IS SIMPLY AN INDICATION OF INTEREST. THERE IS NO BINDING COMMITMENT FOR INVESTORS THAT RESERVE SHARES IN THIS MANNER TO ULTIMATELY INVEST AND PURCHASE THE SHARES RESERVED OF THE COMPANY, OR TO PURCHASE ANY SHARES OF THE COMPANY WHATSOEVER.

1. Gross profit is the revenue of StartEngine Crowdfunding, Inc. (“the Company”) and its subsidiaries earns from sales after subtracting the cost of goods sold (“COGS”). This differs from net profit which is the income remaining after all expenses, including operating costs, taxes, and interest, are deducted from total revenue, providing a comprehensive measure of the Company's overall profitability. For full financials, see our latest statements filed on SEC EDGAR. Gross profit based on StartEngine's unaudited financials: $5.72M for Q2 2024 compared to $3.46M for Q2 2023, since these are quarterly numbers and have not been audited, they may not include year-end adjustments necessary to make those financial statements comparable to audited results.

2. The underlying companies held by StartEngine Private Funds LLC, and StartEngine Private LLC (together, “StartEngine Private”) are not participating or involved in the offerings. The availability of company information does not indicate that the company has endorsed, supports or otherwise participates with StartEngine Private or any of its affiliates. StartEngine Crowdfunding LLC purchases shares from current and former employees, early investors, and advisors of the companies and sells the shares to StartEngine Private for each offering. When you make an investment in a company on StartEngine Private, you are purchasing an interest in a series of StartEngine Private Funds LLC or StartEngine Private LLC, each a Delaware limited liability company (together the “Series LLCs”), which were created to hold shares of privately held companies. An investor will not directly own or hold shares of the private company but instead will own member interests in a series of the Series LLCs, which either directly or indirectly, will hold shares in the company. There may not be a one-to-one economic parity on the value of the Series LLCs interests and the underlying shares.

09.16.24

# With $1.3M Reserved... Gross Profits Up in Q2

It's only been two weeks, and we've already crossed $1.3M reserved. That's a massive achievement, so to all who have reserved... thank you!

**Why so much excitement?** When we filed our Q2, we knew there would be a lot of excitement. We think it's been a stellar 2024 thanks to some key milestones:

- **$80M+ Previously Raised for StartEngine:** It's an incredible milestone, showcasing the trust and enthusiasm of our growing community of investors
- **$5.7M Gross Profit from Q2 2023:** StartEngine's gross profit grew at an incredible pace, reflecting our mission to democratize investing. [1]
- **$0 → $4.9M:** That's our gross profit margin from our NEWEST platform StartEngine Private, offering exposure to well-known private companies like Discord and unlocking access for accredited investors like never before. [2, 3]

Now's your chance to reserve your spot to join **45,000+** StartEngine shareholders! If you do, get **10% bonus shares** through your reservation.

**Reserve Now**

**DISCLAIMERS**

1. Gross profit is the revenue of StartEngine Crowdfunding, Inc. (“the Company”) and its subsidiaries earns from sales after subtracting the cost of goods sold (“COGS”). This differs from net profit which is the income remaining after all expenses, including operating costs, taxes, and interest, are deducted from total revenue, providing a comprehensive measure of the Company's overall profitability. For full financials, see our latest statements filed on SEC EDGAR. Gross profit based on StartEngine's unaudited financials: $5.72M for Q2 2024 compared to $3.46M for Q2 2023, since these are quarterly numbers and have not been audited, they may not include year-end adjustments necessary to make those financial statements comparable to audited results.

2. The underlying companies held by StartEngine Private Funds LLC, and StartEngine Private LLC (together, “StartEngine Private”) are not participating or involved in the offering. The availability of company information does not indicate that the company has endorsed, supports or otherwise participates with StartEngine Private or any of its affiliates. StartEngine Crowdfunding LLC purchases shares from current and former employees, early investors, and advisors of the companies and sells the shares to StartEngine Private for each offering. When you make an investment in a company on StartEngine Private, you are purchasing an interest in a series of StartEngine Private Funds LLC or StartEngine Private LLC, each a Delaware limited liability company (together the “Series LLCs”), which were created to hold shares of privately held companies. An investor will not directly own or hold shares of the private company but instead will own member interests in a series of the Series LLCs, which either directly or indirectly, will hold shares in the company. There may not be a one-to-one economic parity on the value of the Series LLCs interests and the underlying shares.

3. The minimum investment for most Reg. CF/A+ offerings are typically much lower than Reg. D which typically has a minimum investment amount set around $15,000 for StartEngine Private offerings.

STARTENGINE IS TESTING THE WATERS UNDER TIER 2 OF REGULATION A. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. “RESERVING” SHARES IS SIMPLY AN INDICATION OF INTEREST. THERE IS NO BINDING COMMITMENT FOR INVESTORS THAT RESERVE SHARES IN THIS MANNER TO ULTIMATELY INVEST AND PURCHASE THE SHARES RESERVED OF THE COMPANY, OR TO PURCHASE ANY SHARES OF THE COMPANY WHATSOEVER.

09.14.24

# The Rise of StartEngine — a Timeline

Becoming a leading equity crowdfunding platform doesn't just happen overnight. It requires hard work, long hours, and a relentless commitment to innovation and supporting founders at every stage of their journey:

**2016:** Equity crowdfunding becomes legal in the U.S., and StartEngine launches.

**August 2017:** StartEngine reaches 100,000 users joining the platform.

**April 2020:** Renowned investor Kevin O'Leary, aka"Mr. Wonderful," joins StartEngine as a strategic partner.

**December 2021:** StartEngine surpasses $500,000,000 raised through its platform.

**October 2022:** The platform continues its upward trajectory, reaching 1 million users.

**November 2022:** StartEngine acquires assets of competitor SeedInvest, expanding its reach and investor base significantly

**November 2023:** StartEngine Private is launched, providing a new revenue stream. [1]

Which all leads us to....

**Today:** StartEngine's Q2 2024 gross profits increased 1.65X when compared to Q2 2023 [2] and reservations open for its fundraising campaign, aiming to continue its momentum and solidify its leadership in the equity crowdfunding space

We've seen some remarkable growth over the past few years — and we have no intention of easing up anytime soon.

**Reserve now and get 10% extra bonus shares**

1. The underlying companies held by StartEngine Private Funds LLC, and StartEngine Private LLC (together, "StartEngine Private") are not participating or involved in the offering. The availability of company information does not indicate that the company has endorsed, supports or otherwise participates with StartEngine Private or any of its affiliates. StartEngine Crowdfunding LLC purchases shares from current and former employees, early investors, and advisors of the companies and sells the shares to StartEngine Private for each offering. When you make an investment in a company on StartEngine Private, you are purchasing an interest in a series of StartEngine Private Funds LLC or StartEngine Private LLC, each a Delaware limited liability company (together the "Series LLCs"), which were created to hold shares of privately held companies. An investor will not directly own or hold shares of the private company but instead will own member interests in a series of the Series LLCs, which either directly or indirectly, will hold shares in the company. There may not be a one-to-one economic parity on the value of the Series LLCs interests and the underlying shares.

2. Gross profit is the revenue of StartEngine Crowdfunding, Inc. ("the Company") and its subsidiaries earns from sales after subtracting the cost of goods sold ("COGS"). This differs from net profit which is the income remaining after all expenses, including operating costs, taxes, and interest, are deducted from total revenue, providing a comprehensive measure of the Company's overall profitability. For full financials, see our latest statements filed on SEC EDGAR. Gross profit based on StartEngine's unaudited financials: $5.72M for Q2 2024 compared to $3.46M for Q2 2023, since these are quarterly numbers and have not been audited, they may not include year-end adjustments necessary to make those financial statements comparable to audited results.

STARTENGINE IS TESTING THE WATERS UNDER TIER 2 OF REGULATION A. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. "RESERVING" SHARES IS SIMPLY AN INDICATION OF INTEREST. THERE IS NO BINDING COMMITMENT FOR INVESTORS THAT RESERVE SHARES IN THIS MANNER TO ULTIMATELY INVEST AND PURCHASE THE SHARES RESERVED OF THE COMPANY, OR TO PURCHASE ANY SHARES OF THE COMPANY WHATSOEVER.

09.11.24

# $2.5M Raised Through Reg. CF Last Week! 🔥

StartEngine crushed it last week, raising an impressive $2.5M through Reg. CF alone! [1] 🔥

1. StartEngine: $2.5M
2. Dealmaker Securities: $2.19M
3. Wefunder: $1.49M

*This information is sourced from KingsCrowd. We do not guarantee its accuracy or completeness. Past performance and amounts raised do not predict future results. Investment values are not guaranteed to increase. See footnote 1 for details.*

**Reserve now and get 10% extra bonus shares**

**And that's just the tip of the iceberg** – Adding on to our recent accomplishments, over 500 investors have reserved $1.15M in StartEngine over the past two weeks alone. What's got investors so interested? Well, it may be because in Q2 2024, we increased *gross profit 65%* compared to the same quarter in 2023. [2]

StartEngine Private was a factor, of course. Our new suite of Reg D offerings has generated an additional $4.9M in gross profits, with some of our most successful Private offerings like Series Discord selling out in just hours. [3, 4]

**Reserve now and get 10% extra bonus shares**

**DISCLAIMERS**

1. Source: https://kingscrowd.com/funding-report-for-week-ending-09-08-2024/. The information on this webpage and our marketing materials is sourced as of September 11, 2024, from KingsCrowd, a data analytics and ratings platform that provides insights on equity crowdfunding and online private market investments. As information on other companies, including the amounts raised, are sourced from publicly available information, we do not guarantee their accuracy or completeness. The data and information may be subject to errors, omissions, or changes over time, and we are not responsible for any inaccuracies in the data and information provided. All the information contained on this page is derived from publicly available data and information, and has not been independently verified by us or any of our affiliates. This information should not be considered as financial or investment advice. Before making any investment decision you should consult your own financial, investment and tax advisors.

2. Gross profit is the revenue of StartEngine Crowdfunding, Inc. ("the Company") and its subsidiaries earns from sales after subtracting the cost of goods sold ("COGS"). This differs from net profit which is the income remaining after all expenses, including operating costs, taxes, and interest, are deducted from total revenue, providing a comprehensive measure of the Company's overall profitability. For full financials, see our latest statements filed on SEC EDGAR. Gross profit based on StartEngine's unaudited financials: $5.72M for Q2 2024 compared to $3.46M for Q2 2023, since these are quarterly numbers and have not been audited, they may not include year-end adjustments necessary to make those financial statements comparable to audited results.

3. The underlying companies held by StartEngine Private Funds LLC, and StartEngine Private LLC (together, "StartEngine Private") are not participating or involved in the offering. The availability of company information does not indicate that the company has endorsed, supports or otherwise participates with StartEngine Private or any of its affiliates. StartEngine Crowdfunding LLC purchases shares from current and former employees, early investors, and advisors of the companies and sells the shares to StartEngine Private for each offering. When you make an investment in a company on StartEngine Private, you are purchasing an interest in a series of StartEngine Private Funds LLC or StartEngine Private LLC, each a Delaware limited liability company (together the "Series LLCs"), which were created to hold shares of privately held companies. An investor will not directly own or hold shares of the private company but instead will own member interests in a series of the Series LLCs, which either directly or indirectly, will hold shares in the company. There may not be a one-to-one economic parity on the value of the Series LLCs interests and the underlying shares.

4. The minimum investment for most Reg. CF/A+ offerings are typically much lower than Reg. D which typically has a minimum investment amount set around $15,000 for StartEngine Private offerings.

STARTENGINE IS TESTING THE WATERS UNDER TIER 2 OF REGULATION A. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. "RESERVING" SHARES IS SIMPLY AN INDICATION OF INTEREST. THERE IS NO BINDING COMMITMENT FOR INVESTORS THAT RESERVE SHARES IN THIS MANNER TO ULTIMATELY INVEST AND PURCHASE THE SHARES RESERVED OF THE COMPANY, OR TO PURCHASE ANY SHARES OF THE COMPANY WHATSOEVER.

**09.07.24**

# That was fast...$1M Already Reserved for StartEngine

Wow, that was lightning fast—over $1,000,000 already reserved for this funding round!

We know you're buzzing with excitement—just like us! But honestly, who wouldn't be with the kind of recent gross profits we've seen?

Reserve now and get 10% extra bonus shares.


$6M
$5M
$4M
$3M
$2M
$1M
$0
$5,722,880
$4.46M
$3.99M
$3.66M
$3.58M
$3.47M
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024

StartEngine Quarterly Gross Profit 2023 - 2024[1]

** Gross profit is the revenue minus the cost of goods sold, which differs from net profit, which is the income left after all expenses are deducted. See footnote 1 above and our most recent 10-Q for more details on expenses and net earnings.*

...

Also, as a friendly reminder to all those who purchased StartEngine shares in the past...

**We recently had a 20:1 stock split.**

**What does this mean?** It means the value of your investment has not changed. You simply now have more shares at a lower price. For example, if you purchased 100 shares in a company at $20 a share, a 20:1 stock split would change that to 2,000 shares at $1 a share.

100 Shares x $20/Share = $2,000

2,000 Shares x $1/Share = $2,000

Some investor's dashboards may not reflect this change accurately. Please note that we are working on updating this as soon as possible. Thank you for your patience.

Reserve now and get 10% extra bonus shares.

STARTENGINE IS TESTING THE WATERS UNDER TIER 2 OF REGULATION A. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. "RESERVING" SHARES IS SIMPLY AN INDICATION OF INTEREST. THERE IS NO BINDING COMMITMENT FOR INVESTORS THAT RESERVE SHARES IN THIS MANNER TO ULTIMATELY INVEST AND PURCHASE THE SHARES RESERVED OF THE COMPANY, OR TO PURCHASE ANY SHARES OF THE COMPANY WHATSOEVER.

**09.04.24**

# StartEngine has Opened Reservations: Get 10% Bonus

**Every great journey has its inflection point.** You know, the moment when everything changes. And recently, StartEngine has experienced some serious growth.

Just in the last quarter, our gross profit grew 65%... that a 1.65X uptick when compared to Q2 2023. [1]

Reserve now and get 10% extra bonus shares.

**Why the significant uptick? We believe we've found our new golden goose.** It's a new platform called StartEngine Private, an investing portal giving everyday accredited investors exposure to some of the most popular private venture-backed businesses — without the million dollar commitment. [3]

These are popular, late-stage companies that have already made a big name for themselves, like Discord and Airtable. But that's not the kicker.

We've even seen a higher average investment for StartEngine Private when compared to Reg. CF and A+ offerings due to the higher minimum investment amount set. Just take a look:


Compare CF/A+ vs Reg D in 2024 up to Q2
$20k
$15k
$10k
$5k
$0
$16,416
$1,424
Reg CF/A
Reg D

*The minimum investment for most Reg. CF/A+ offerings are typically much lower than Reg. D which typically has a minimum investment amount set around $15,000 for StartEngine Private offerings.*

Ready to join us and 45,000+ investors? You can reserve your spot in StartEngine — and get 10% extra bonus shares when you do so today.

STARTENGINE IS TESTING THE WATERS UNDER TIER 2 OF REGULATION A. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. "RESERVING" SHARES IS SIMPLY AN INDICATION OF INTEREST. THERE IS NO BINDING COMMITMENT FOR INVESTORS THAT RESERVE SHARES IN THIS MANNER TO ULTIMATELY INVEST AND PURCHASE THE SHARES RESERVED OF THE COMPANY, OR TO PURCHASE ANY SHARES OF THE COMPANY WHATSOEVER.

# REWARDS

Multiple investments in an offering cannot be combined to qualify for a larger campaign perk. Get rewarded for investing more into StartEngine.

**$500**

Reservations Bonus

Reservation Holders in the Testing the Waters Page will receive 10% bonus shares.

Select

## JOIN THE DISCUSSION

PV

What's on your mind?

0/2500

Post

PINNED BY STARTUP

HM **Howard Marks**
StartEngine • 14 days ago

If you previously invested in StartEngine, here's a couple FAQs: ...
Show more

5 1

BM **Baudelaire Morancy**
14 days ago

I kept reading about SE growth and my investments from 4 years ago is not aligned with SE growth.

0

View 4 more replies

KH **Kweku Hanson**
4 days ago

20:1 forward split done, and my portfolio has been updated to reflect the additional shares.

0 0

DB **Dinakara Bollu**
4 days ago

My account is updated with 1 to 20 Split shares. Long pending activity is done. ...
Show more

0 0

HB **Harry Bookser**
4 days ago

Shares updated in account from the 1 to 20 split. Thank you Howard and start engine team. Good job.

0 0

MO

**Michael O'Donnell**
8 days ago

Was the last funding run over-valued or is the current one under-valued? The share price is the same yet ...
Show more

2 0

MO

**Michael O'Donnell**
4 days ago

This has been asked a dozen times and they are blatantly ignoring nthe question.

0

View 1 more reply

LD

**Loc Dao**
18 days ago

There is anyone in here know how much a share for startengine now? Thank you

2 0

MO

**Michael O'Donnell**
18 days ago

$1.25 - That's what it was last raise, that's what they set it for on this raise, and they intend to run the raise for over a ...
Show more

0

View 1 more reply

BC

**Barrington Carter**
18 days ago

I've observed that other companies, such as Chipotle (with its 50-for-1 split) and Nvidia (with its 10-for-1 ...
Show more

1 0

HM

**Howard Marks**
StartEngine • 11 days ago

The timeline is soon and not in weeks. The only issue is reflecting the shares in your account and not that you ...
Show more

0

MO

**Michael O'Donnell**
20 days ago

They just filed a new 1-A form with the SEC for the offering:...
Show more

2 0

KH

**Kweku Hanson**
20 days ago

Thanks for going behind the veneer to scrutinize Edgar reports and flag the evidence that insiders have disclosed ...
Show more

0

View 1 more reply

ST

**Sobannithy Thamotheram**
22 days ago

Founders and partners make themselves rich, not the investors. They enjoy the investors' money without ...
Show more

1 0

HM

**Howard Marks**
StartEngine • 18 days ago

This is quite a pessimistic view of investing. Did you look at our financials before making these allegations?

0

ST

**Sobannithy Thamotheram**
22 days ago

Zero returns on this inflammatory environment. Capital is ruined, waste of time and money.

1 0

HM

**Howard Marks**
StartEngine • 18 days ago

I do not believe this is the case.

0

Show More Comments

## WHY STARTENGINE?

**REWARDS**
We want you to succeed and get the most out of your money by offering rewards and memberships!

**SECURE**
Your info is your info. We take pride in keeping it that way!

**DIVERSE INVESTMENTS**
Invest in over 200 start-ups and collectibles!

## FAQS

What does it mean when I make a reservation?

Once the offering launches, how will I be notified?

Will I be charged?

Can I cancel my reservation?

What does “Exclusive for Accredited Investors” mean?

**Important Message**

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. INVESTMENTS ON STARTENGINE ARE SPECULATIVE, ILLIQUID, AND INVOLVE A HIGH DEGREE OF RISK, INCLUDING THE POSSIBLE LOSS OF YOUR ENTIRE INVESTMENT.

**www.StartEngine.com** is a website owned and operated by StartEngine Crowdfunding, Inc. ("StartEngine"), which is neither a registered broker-dealer, investment advisor nor funding portal.

Unless indicated otherwise with respect to a particular issuer, all securities-related activity is conducted by regulated affiliates of StartEngine: StartEngine Capital LLC, a funding portal registered **here** with the US Securities and Exchange Commission (SEC) and **here** as a member of the Financial Industry Regulatory Authority (FINRA), or StartEngine Primary LLC ("SE Primary"), a broker-dealer registered with the SEC and **FINRA** / **SIPC**. You can review the background of our broker-dealer and our investment professionals on FINRA's BrokerCheck **here**. StartEngine Secondary is an alternative trading system (ATS) regulated by the SEC and operated by SE Primary. SE Primary is a member of SIPC and explanatory brochures are available upon request by contacting SIPC at (202) 371-8300.

StartEngine facilitates three types of primary offerings:

1) Regulation A offerings (JOBS Act Title IV; known as Regulation A+), which are offered to non-accredited and accredited investors alike. These offerings are made through StartEngine Primary, LLC (unless otherwise indicated). 2) Regulation D offerings (Rule 506(c)), which are offered only to accredited investors. These offerings are made through StartEngine Primary, LLC. 3) Regulation Crowdfunding offerings (JOBS Act Title III), which are offered to non-accredited and accredited investors alike. These offerings are made through StartEngine Capital, LLC. Some of these offerings are open to the general public, however there are important differences and risks.

Any securities offered on this website have not been recommended or approved by any federal or state securities commission or regulatory authority. StartEngine and its affiliates do not provide any investment advice or recommendation and do not provide any legal or tax advice concerning any securities. All securities listed on this site are being offered by, and all information included on this site is the responsibility of, the applicable issuer of such securities. StartEngine does not verify the adequacy, accuracy, or completeness of any information. Neither StartEngine nor any of its officers, directors, agents, and employees makes any warranty, express or implied, of any kind whatsoever related to the adequacy, accuracy, or completeness of any information on this site or the use of information on this site.

Investing in private company securities is not suitable for all investors. An investment in private company securities is highly speculative and involves a high degree of risk. It should only be considered a long-term investment. You must be prepared to withstand a total loss of your investment. Private company securities are also highly illiquid, and there is no guarantee that a market will develop for such securities. Each investment also carries its own specific risks, and you should complete your own independent due diligence regarding the investment. This includes obtaining additional information about the company, opinions, financial projections, and legal or other investment advice. Accordingly, investing in private company securities is appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment. See additional general disclosures **here**.

By accessing this site and any pages on this site, you agree to be bound by our **Terms of use** and **Privacy Policy**, as may be amended from time to time without notice or liability.

**Canadian Investors**

Investment opportunities posted and accessible through the site will not be offered to Canadian resident investors. Potential investors are strongly advised to consult their legal, tax and financial advisors before investing. The securities offered on this site are not offered in jurisdictions where public solicitation for offerings is not permitted; it is solely your responsibility to comply with the laws and regulations of your country of residence.

California Investors Only – **Do Not Sell My Personal Information** (800-317-2200). StartEngine does not sell personal information. For all customer inquiries, please write to contact@startengine.com.

### StartEngine Marketplace

**StartEngine Marketplace** ("SE Marketplace") is a website operated by StartEngine Primary, LLC ("SE Primary"), a broker-dealer that is registered with the SEC and a member of FINRA and the SIPC.

StartEngine Secondary ("SE Secondary") is our investor trading platform. SE Secondary is an SEC-registered Alternative Trading System ("ATS") operated by SE Primary that matches orders for buyers and sellers of securities. It allows investors to trade shares purchased through Regulation A+, Regulation Crowdfunding, or Regulation D for companies who have engaged StartEngine Secure LLC as their transfer agent. The term "Rapid," when used in relation to transactions on SE Marketplace, specifically refers to transactions that are facilitated on SE Secondary, This is because, unlike with trades on the StartEngine Bulletin Board ("SE BB"), trades on SE Secondary are executed the moment that they are matched.

StartEngine Bulletin Board ("SE BB") is a bulletin board platform on which users can indicate to each other their interest to buy or sell shares of private companies that previously executed Reg CF or Reg A offerings not necessarily through SE Primary. As a bulletin board platform, SE BB provides a venue for investors to access information about such private company offerings and connect with potential sellers. All investment opportunities on SE BB are based on indicated interest from sellers and will need to be confirmed. Even if parties express mutual interest to enter into a trade on SE BB, a trade will not immediately result because execution is subject to additional contingencies, including among others, effecting of the transfer of the shares from the potential seller to the potential buyer by the issuer and/or transfer agent. SE BB is distinct and separate from SE Secondary. SE Secondary facilitates the trading of securities by matching orders between buyers and sellers and facilitating executions of trades on the platform. By contrast, under SE BB, SE Primary assists with the facilitation of a potential resulting trade off platform including, by among other things, approaching the issuer and other necessary parties in relation to the potential transaction. The term "Extended", when used in relation to transactions on SE Marketplace denotes that these transactions are conducted via SE BB, and that these transactions may involve longer processing times compared to SE Secondary for the above-stated reasons.

Even if a security is qualified to be displayed on SE Marketplace, there is no guarantee an active trading market for the securities will ever develop, or if developed, be maintained. You should assume that you may not be able to liquidate your investment for some time or be able to pledge these shares as collateral.

The availability of company information does not indicate that the company has endorsed, supports, or otherwise participates with StartEngine. It also does not constitute an endorsement, solicitation or recommendation by StartEngine. StartEngine does not (1) make any recommendations or otherwise advise on the merits or advisability of a particular investment or transaction, (2) assist in the determination of the fair value of any security or investment, or (3) provide legal, tax, or transactional advisory services.

# 45,000+ Investors Onboard

## Reserve shares in StartEngine — and get 10% bonus.

View Opportunity

* NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. You can view our offering circular HERE. Kevin O'Leary is a paid spokesperson for StartEngine. Read the 17-b disclosure here.



OVERVIEW    NEWS

Explore Investments | Start Investing | Learn | Earn Bonus Shares | For Founders | Reserve Shares

# 45,000+ Investors On Board

**Now's your chance to reserve shares in StartEngine — and get 10% extra bonus when you do.**

**View Opportunity**



* NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. You can view our offering circular HERE. Kevin O'Leary is a paid spokesperson for StartEngine. Read the 17-b disclosure here.

Paige Soffa <paige.soffa@startengine.com>

# [LIVE] Reserve Shares in StartEngine (Psst.. We had a Killer Year)

8 messages

**StartEngine** <community@startengine.com>
To: Paige VanDenburg <paige.soffa@startengine.com>

Fri, Aug 30, 2024 at 9:48 AM

THIS OFFERING IS ELIGIBLE FOR STARTENGINE'S **VENTURE CLUB**
Receive 10% bonus shares on each of your investments in companies that participate in the Venture Club program.

RESERVE NOW

## Reserve Shares in StartEngine



RESERVE NOW

Hi Paige,

**It's been a fantastic year.** Gross profits have risen by 65%+ compared to the same period last year. 1 Our new offerings in StartEngine Private have already garnered $4.9M gross profit in just 9 months.

And now, we're **opening reservations for StartEngine's next funding round.**

**Don't forget, you'll get 10% bonus shares in your investment if you reserve shares today.**

**Reserve Now - Get 10% Bonus Shares**


$6M
$5.5M
$5M
$4M
$3M
$2M
$1M
$0
$5,722,880
$4.46M
$3.99M
$3.58M
$3.66M
$3.47M
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024

StartEngine Quarterly Gross Profit 2023 – 2024

** Gross profit is the revenue minus the cost of goods sold, which differs from net profit, which is the income left after all expenses are deducted. See footnote 1 below and* **our most recent 10-Q** *for more details on expenses and net earnings.*

**Reserve Now - Get 10% Bonus Shares**

*Why am I seeing this offering? View how StartEngine promotes offerings* **here.**

1. Gross profit is the revenue of StartEngine Crowdfunding, Inc. ("the Company") and its subsidiaries earns from sales after subtracting the cost of goods sold ("COGS"). This differs from net profit which is the income remaining after all expenses, including operating costs, taxes, and interest, are deducted from total revenue, providing a comprehensive measure of the Company's overall profitability. For full financials, see our latest statements filed on SEC **EDGAR**. Gross profit based on StartEngine's unaudited financials: $5.72M for Q2 2024 compared to $3.46M for Q2 2023, since these are quarterly numbers and have not been audited, they may not include year-end adjustments necessary to make those financial statements comparable to audited results.

STARTENGINE IS TESTING THE WATERS UNDER TIER 2 OF REGULATION A. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. "RESERVING" SHARES IS SIMPLY AN INDICATION OF INTEREST. THERE IS NO BINDING COMMITMENT FOR INVESTORS THAT RESERVE SHARES IN THIS MANNER TO ULTIMATELY INVEST AND PURCHASE THE SHARES RESERVED OF THE COMPANY, OR TO PURCHASE ANY SHARES OF THE COMPANY WHATSOEVER.


Scan QR code to invest
on the go with our app
Download the iOS or Android app today!

---

**StartEngine** <community@startengine.com> Fri, Aug 30, 2024 at 9:49 AM
To: Test Test <paige.soffa+ixreviewdesktop@startengine.com>

THIS OFFERING IS ELIGIBLE FOR STARTENGINE'S **VENTURE CLUB**

Receive 10% bonus shares on each of your investments in companies that participate in the Venture Club program.

RESERVE NOW

# Reserve Shares in StartEngine



RESERVE NOW

Hi Test,

[Quoted text hidden]

[Quoted text hidden]

---

**StartEngine** <community@startengine.com> Fri, Aug 30, 2024 at 9:49 AM
To: Paige Test <paige.soffa+testpmt@startengine.com>

start engine

THIS OFFERING IS ELIGIBLE FOR STARTENGINE'S **VENTURE CLUB**
Receive 10% bonus shares on each of your investments in companies that participate in the Venture Club program.

RESERVE NOW

# Reserve Shares in StartEngine



RESERVE NOW

Hi Paige,

[Quoted text hidden]

[Quoted text hidden]

---

**StartEngine** <community@startengine.com> Fri, Aug 30, 2024 at 9:49 AM
To: Test Test <paige.soffa+ttwobtest@startengine.com>

start engine

THIS OFFERING IS ELIGIBLE FOR STARTENGINE'S **VENTURE CLUB**
Receive 10% bonus shares on each of your investments in companies that participate in the Venture Club program.

RESERVE NOW

# Reserve Shares in StartEngine



RESERVE NOW

Hi Test,

[Quoted text hidden]

[Quoted text hidden]

---

**StartEngine** <community@startengine.com> Fri, Aug 30, 2024 at 9:49 AM
To: Paige Posthog <paige.soffa+testposthog@startengine.com>

startengine

THIS OFFERING IS ELIGIBLE FOR STARTENGINE'S **VENTURE CLUB**
Receive 10% bonus shares on each of your investments in companies that participate in the Venture Club program.

RESERVE NOW

# Reserve Shares in StartEngine



RESERVE NOW

Hi Paige,

[Quoted text hidden]

[Quoted text hidden]

---

**StartEngine** <community@startengine.com> Fri, Aug 30, 2024 at 9:49 AM
To: Paige VanDenburg <paige.soffa+ixreviewios@startengine.com>

[Quoted text hidden]

---

**StartEngine** <community@startengine.com> Fri, Aug 30, 2024 at 9:49 AM
To: Test Test <paige.soffa+testramp@startengine.com>

startengine

THIS OFFERING IS ELIGIBLE FOR STARTENGINE'S **VENTURE CLUB**
Receive 10% bonus shares on each of your investments in companies that participate in the Venture Club program.

RESERVE NOW

# Reserve Shares in StartEngine



RESERVE NOW

Hi Test,

[Quoted text hidden]

[Quoted text hidden]

---

**StartEngine** <community@startengine.com> Fri, Aug 30, 2024 at 9:49 AM
To: PaigeTest Soffa <paige.soffa+ventureclub@startengine.com>

start engine

THIS OFFERING IS ELIGIBLE FOR STARTENGINE'S **VENTURE CLUB**
Receive 10% bonus shares on each of your investments in companies that participate in the Venture Club program.

RESERVE NOW

# Reserve Shares in StartEngine



RESERVE NOW

Hi PaigeTest,

[Quoted text hidden]

[Quoted text hidden]

start engine

Paige Soffa <paige.soffa@startengine.com>

## StartEngine Has Opened Reservations! Get 10% Bonus Shares

8 messages

**StartEngine** <community@startengine.com> Wed, Sep 4, 2024 at 9:09 AM
To: Paige VanDenburg <paige.soffa@startengine.com>

start engine

THIS OFFERING IS ELIGIBLE FOR STARTENGINE'S **VENTURE CLUB**
Receive 10% bonus shares on each of your investments in companies that participate in the Venture Club program.

RESERVE NOW

# Reserve Shares in StartEngine



Reserve Shares in StartEngine - And Get 10% Bonus on Us

Hi Paige,

**Every great journey has its inflection point.** You know, the moment when everything changes. And recently, StartEngine has experienced some serious growth.

Just in the last quarter, our gross profit grew 65%... that's a 1.65X uptick when compared to the Q2 2023. 1

**Reserve Now - Get 10% Bonus Shares**

**Why the significant uptick? We believe we've found our new golden goose.** It's a new platform called StartEngine Private, an investing portal giving everyday accredited investors exposure to some of the most popular private venture-backed businesses — without the million dollar commitment. 2

These are popular, late-stage companies that have already made a big name for themselves, like Discord and Airtable. But that's not the kicker.

We've even seen a higher average investment for StartEngine Private when compared to Reg. CF and A+ offerings due to the higher minimum investment amount set. 3 Just take a look:


Compare CF/A+ vs Reg D in 2024 up to Q2
$20k
$15k
$10k
$5k
$0
$16,416
$1,424
Reg CF/A
Reg D

Ready to join us and 45,000+ investors? You can reserve your spot in StartEngine —and get 10% extra bonus shares when you do so today.

**Reserve Now - Get 10% Bonus Shares**

*Why am I seeing this offering? View how StartEngine promotes offerings* **here.**

1. Gross profit is the revenue of StartEngine Crowdfunding, Inc. ("the Company") and its subsidiaries earns from sales after subtracting the cost of goods sold ("COGS"). This differs from net profit which is the income remaining after all expenses, including operating costs, taxes, and interest, are deducted from total revenue, providing a comprehensive measure of the Company's overall profitability. For full financials, see our latest statements filed on SEC **EDGAR**. Gross profit based on StartEngine's unaudited financials: $5.72M for Q2 2024 compared to $3.46M for Q2 2023, since these are quarterly numbers and have not been audited, they may not include year-end adjustments necessary to make those financial statements comparable to audited results.

2. The underlying companies held by StartEngine Private Funds LLC, and StartEngine Private LLC (together, "StartEngine Private") are not participating or involved in the offering. The availability of company information does not indicate that the company has endorsed, supports or otherwise participates with StartEngine Private or any of its affiliates. StartEngine Crowdfunding LLC purchases shares from current and former employees, early investors, and advisors of the companies and sells the shares to StartEngine Private for each offering. When you make an investment in a company on StartEngine Private, you are purchasing an interest in a series of StartEngine Private Funds LLC or StartEngine Private LLC, each a Delaware limited liability company (together the "Series LLCs"), which were created to hold shares of privately held companies. An investor will not directly own or hold shares of the private company but instead will own member interests in a series of the Series LLCs, which either directly or indirectly, will hold shares in the company. There may not be a one-to-one economic parity on the value of the Series LLCs interests and the underlying shares.

3. The minimum investment for most Reg. CF/A+ offerings are typically much lower than Reg. D which typically has a minimum investment amount set around $15,000 for StartEngine Private offerings.

STARTENGINE IS TESTING THE WATERS UNDER TIER 2 OF REGULATION A. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. "RESERVING" SHARES IS SIMPLY AN INDICATION OF INTEREST. THERE IS NO BINDING COMMITMENT FOR INVESTORS THAT RESERVE SHARES IN THIS MANNER TO ULTIMATELY INVEST AND PURCHASE THE SHARES RESERVED OF THE COMPANY, OR TO PURCHASE ANY SHARES OF THE COMPANY WHATSOEVER.


Scan QR code to invest
on the go with our app
Download the iOS or Android app today!

---

**StartEngine** <community@startengine.com> Wed, Sep 4, 2024 at 9:09 AM
To: Test Test <paige.soffa+testramp@startengine.com>

start engine

THIS OFFERING IS ELIGIBLE FOR STARTENGINE'S **VENTURE CLUB**
Receive 10% bonus shares on each of your investments in companies that participate in the Venture Club program.

RESERVE NOW

# Reserve Shares in StartEngine



Reserve Shares in StartEngine - And Get 10% Bonus on Us

Hi Test,

[Quoted text hidden]

[Quoted text hidden]

---

**StartEngine** <community@startengine.com> Wed, Sep 4, 2024 at 9:10 AM
To: Paige Test <paige.soffa+testpmt@startengine.com>

start engine

THIS OFFERING IS ELIGIBLE FOR STARTENGINE'S **VENTURE CLUB**
Receive 10% bonus shares on each of your investments in companies that participate in the Venture Club program.

RESERVE NOW

# Reserve Shares in StartEngine



Reserve Shares in StartEngine - And Get 10% Bonus on Us

Hi Paige,

[Quoted text hidden]

[Quoted text hidden]

**StartEngine** <community@startengine.com> Wed, Sep 4, 2024 at 9:10 AM
To: Paige VanDenburg <paige.soffa+ixreviewios@startengine.com>

[Quoted text hidden]

**StartEngine** <community@startengine.com> Wed, Sep 4, 2024 at 9:10 AM
To: Test Test <paige.soffa+ixreviewdesktop@startengine.com>

start engine

THIS OFFERING IS ELIGIBLE FOR STARTENGINE'S **VENTURE CLUB**
Receive 10% bonus shares on each of your investments in companies that participate in the Venture Club program.

RESERVE NOW

# Reserve Shares in StartEngine



Reserve Shares in StartEngine - And Get 10% Bonus on Us

Hi Test,

[Quoted text hidden]

[Quoted text hidden]

**StartEngine** <community@startengine.com> Wed, Sep 4, 2024 at 9:11 AM
To: Test Test <paige.soffa+ttwobtest@startengine.com>

[Quoted text hidden]

**StartEngine** <community@startengine.com> Wed, Sep 4, 2024 at 9:11 AM
To: PaigeTest Soffa <paige.soffa+ventureclub@startengine.com>

start engine

THIS OFFERING IS ELIGIBLE FOR STARTENGINE'S **VENTURE CLUB**
Receive 10% bonus shares on each of your investments in companies that participate in the Venture Club program.

RESERVE NOW

# Reserve Shares in StartEngine



Reserve Shares in StartEngine - And Get 10% Bonus on Us

Hi PaigeTest,

[Quoted text hidden]

[Quoted text hidden]

---

**StartEngine** <community@startengine.com> Wed, Sep 4, 2024 at 9:11 AM
To: Paige Posthog <paige.soffa+testposthog@startengine.com>

start engine

THIS OFFERING IS ELIGIBLE FOR STARTENGINE'S **VENTURE CLUB**
Receive 10% bonus shares on each of your investments in companies that participate in the Venture Club program.

RESERVE NOW

# Reserve Shares in StartEngine



Reserve Shares in StartEngine - And Get 10% Bonus on Us

Hi Paige,

[Quoted text hidden]

[Quoted text hidden]

start engine

Paige Soffa <paige.soffa@startengine.com>

# $2.5M Raised Through Reg. CF Last Week! 🔥

8 messages

**StartEngine** <community@startengine.com> Wed, Sep 11, 2024 at 8:42 AM
To: Paige VanDenburg <paige.soffa+ixreviewios@startengine.com>

start engine

THIS OFFERING IS ELIGIBLE FOR STARTENGINE'S **VENTURE CLUB**
Receive 10% bonus shares on each of your investments in companies that participate in the Venture Club program.

RESERVE NOW

## Reserve Shares in StartEngine



Reserve Shares in StartEngine - And Get 10% Bonus on Us

Hi Paige,

StartEngine crushed it last week, raising an impressive $2.5M through Reg. CF alone! 1 🔥

1) StartEngine: $2.5M
2) Dealmaker Securities: $2.19M
3) Wefunder: $1.49M

*This information is sourced from KingsCrowd. We do not guarantee its accuracy or completeness. Past performance and amounts raised do not predict future results. Investment values are not guaranteed to increase. See footnote 1 for details.*

Reserve now and get 10% extra bonus shares

**And that's just the tip of the iceberg** – Adding on to our recent accomplishments, over 500 investors have reserved $1.15M in StartEngine over the past two weeks alone. What's got investors so interested? Well, it may be because in Q2 2024, we increased *gross profit 65%* compared to the same quarter in 2023. 2

StartEngine Private was a factor, of course. Our new suite of Reg D offerings has generated an additional $4.9M in gross profits, with some of our most successful Private offerings like Series Discord selling out in just hours. 3,4

Reserve Now - Get 10% Bonus Shares

1. Source: **https://kingscrowd.com/funding-report-for-week-ending-09-08-2024/**. The information on this webpage and our marketing materials is sourced as of September 11, 2024, from KingsCrowd, a data analytics and ratings platform that provides insights on equity crowdfunding and online private market investments. As information on other companies, including the amounts raised, are sourced from publicly available information, we do not guarantee their accuracy or completeness. The data and information may be subject to errors, omissions, or changes over time, and we are not responsible for any inaccuracies in the data and information provided. All the information contained on this page is derived from publicly available data and information, and has not been independently verified by us or any of our affiliates. This information should not be considered as financial or investment advice. Before making any investment decision you should consult your own financial, investment and tax advisors.

2. Gross profit is the revenue of StartEngine Crowdfunding, Inc. ("the Company") and its subsidiaries earns from sales after subtracting the cost of goods sold ("COGS"). This differs from net profit which is the income remaining after all expenses, including operating costs, taxes, and interest, are deducted from total revenue, providing a comprehensive measure of the Company's overall profitability. For full financials, see our latest statements filed on SEC **EDGAR**. Gross profit based on StartEngine's unaudited financials: $5.72M for Q2 2024 compared to $3.46M for Q2 2023, since these are quarterly numbers and have not been audited, they may not include year-end adjustments necessary to make those financial statements comparable to audited results.

3. The underlying companies held by StartEngine Private Funds LLC, and StartEngine Private LLC (together, "StartEngine Private") are not participating or involved in the offering. The availability of company information does not indicate that the company has endorsed, supports or otherwise participates with StartEngine Private or any of its affiliates. StartEngine Crowdfunding LLC purchases shares from current and former employees, early investors, and advisors of the companies and sells the shares to StartEngine Private for each offering. When you make an investment in a company on StartEngine Private, you are purchasing an interest in a series of StartEngine Private Funds LLC or StartEngine Private LLC, each a Delaware limited liability company (together the "Series LLCs"), which were created to hold shares of privately held companies. An investor will not directly own or hold shares of the private company but instead will own member interests in a series of the Series LLCs, which either directly or indirectly, will hold shares in the company. There may not be a one-to-one economic parity on the value of the Series LLCs interests and the underlying shares.

4. The minimum investment for most Reg. CF/A+ offerings are typically much lower than Reg. D which typically has a minimum investment amount set around $15,000 for StartEngine Private offerings.

STARTENGINE IS TESTING THE WATERS UNDER TIER 2 OF REGULATION A. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. "RESERVING" SHARES IS SIMPLY AN INDICATION OF INTEREST. THERE IS NO BINDING COMMITMENT FOR INVESTORS THAT RESERVE SHARES IN THIS MANNER TO ULTIMATELY INVEST AND PURCHASE THE SHARES RESERVED OF THE COMPANY, OR TO PURCHASE ANY SHARES OF THE COMPANY WHATSOEVER.


Scan QR code to invest
on the go with our app
Download the iOS or Android app today!

Download on the App Store | GET IT ON Google Play

*Why am I seeing this offering? View how StartEngine promotes offerings* **here.**

You are receiving this communication because you are a registered user on **www.startengine.com** or **www.seedinvest.com**, operated by StartEngine Crowdfunding Inc. ("StartEngine"). All securities offerings are facilitated by StartEngine Capital, LLC, an SEC-registered funding portal, or StartEngine Primary, LLC, an SEC-registered broker-dealer and member of **FINRA/SIPC**. StartEngine Secondary is an alternative trading system regulated by the SEC and operated by StartEngine Primary LLC. Neither StartEngine Crowdfunding Inc. nor StartEngine Capital LLC are making recommendations or giving advice regarding any company or offering discussed in this communication. StartEngine Primary LLC may provide recommendations in certain instances, but no personalized advice. For more information, review our Form CRS **here** and our Regulation Best Interest disclosure statement **here**.

To read our full disclosure, visit: **https://www.startengine.com/disclaimer**.

See StartEngine's Privacy Policy **here**.

StartEngine
4100 W Alameda Ave Floor 3 Burbank, CA 91505

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**StartEngine** <community@startengine.com> Wed, Sep 11, 2024 at 8:42 AM
To: Test Test <paige.soffa+ixreviewdesktop@startengine.com>

start engine

THIS OFFERING IS ELIGIBLE FOR STARTENGINE'S **VENTURE CLUB**
Receive 10% bonus shares on each of your investments in companies that participate in the Venture Club program.

RESERVE NOW

# Reserve Shares in StartEngine



Reserve Shares in StartEngine - And Get 10% Bonus on Us

Hi Test,

[Quoted text hidden]

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**StartEngine** <community@startengine.com> Wed, Sep 11, 2024 at 8:42 AM
To: Test Test <paige.soffa+ttwobtest@startengine.com>

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**StartEngine** <community@startengine.com> Wed, Sep 11, 2024 at 8:42 AM
To: Test Test <paige.soffa+testramp@startengine.com>

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**StartEngine** <community@startengine.com> Wed, Sep 11, 2024 at 8:42 AM
To: PaigeTest Soffa <paige.soffa+ventureclub@startengine.com>

start engine

THIS OFFERING IS ELIGIBLE FOR STARTENGINE'S **VENTURE CLUB**
Receive 10% bonus shares on each of your investments in companies that participate in the Venture Club program.

RESERVE NOW

# Reserve Shares in StartEngine



Reserve Shares in StartEngine - And Get 10% Bonus on Us

Hi PaigeTest,

[Quoted text hidden]

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**StartEngine** <community@startengine.com> Wed, Sep 11, 2024 at 8:43 AM
To: Paige VanDenburg <paige.soffa@startengine.com>

start engine

**THIS OFFERING IS ELIGIBLE FOR STARTENGINE'S VENTURE CLUB**
Receive 10% bonus shares on each of your investments in companies that participate in the Venture Club program.

RESERVE NOW

# Reserve Shares in StartEngine



Reserve Shares in StartEngine - And Get 10% Bonus on Us

Hi Paige,

[Quoted text hidden]

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**StartEngine** <community@startengine.com> Wed, Sep 11, 2024 at 8:43 AM
To: Paige Test <paige.soffa+testpmt@startengine.com>

[Quoted text hidden]

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**StartEngine** <community@startengine.com> Wed, Sep 11, 2024 at 8:43 AM
To: Paige Posthog <paige.soffa+testposthog@startengine.com>

[Quoted text hidden]

start engine

Paige Soffa <paige.soffa@startengine.com>

## With $1.3M Reserved.. Gross Profits Up in Q2. This is our Moment

8 messages

**StartEngine** <community@startengine.com> Mon, Sep 16, 2024 at 9:17 AM
To: Paige VanDenburg <paige.soffa+ixreviewios@startengine.com>

start engine

THIS OFFERING IS ELIGIBLE FOR STARTENGINE'S **VENTURE CLUB**
Receive 10% bonus shares on each of your investments in companies that participate in the Venture Club program.

RESERVE NOW

# Reserve Shares in StartEngine



Reserve Shares in StartEngine - And Get 10% Bonus on Us

Hi Paige,

It's only been 2 weeks, and we've already crossed $1.3M reserved. That's a massive achievement, so to all who have reserved... thank you!

**Why so much excitement?** When we filed our Q2, we knew there would be a lot of excitement. We think it's been a stellar 2024 thanks to some key milestones:

- **$80M+ Raised on StartEngine:** It's an incredible milestone, showcasing the trust and enthusiasm of our growing community of investors
- **$5.7M Q2 Gross Profit from Q2 2023:** StartEngine's gross profit grew at an incredible pace, reflecting our mission to democratize investing. 1
- **$0 → $4.9M:** That's our gross profit margin from our NEWEST platform StartEngine Private, offering exposure to well-known private companies like Discord and unlocking access for accredited investors like never before. 2, 3

Now's your chance to reserve your spot to join **45,000+** StartEngine shareholders! If you do, get **10% bonus shares** through your reservation.

**Reserve Now - Get 10% Bonus Shares**

1. Gross profit is the revenue of StartEngine Crowdfunding, Inc. ("the Company") and its subsidiaries earns from sales after subtracting the cost of goods sold ("COGS"). This differs from net profit which is the income remaining after all expenses, including operating costs, taxes, and interest, are deducted from total revenue, providing a comprehensive measure of the Company's overall profitability. For full financials, see our latest statements filed on SEC **EDGAR**. Gross profit based on StartEngine's unaudited financials: $5.72M for Q2 2024 compared to $3.46M for Q2 2023, since these are quarterly numbers and have not been audited, they may not include year-end adjustments necessary to make those financial statements comparable to audited results.

2. The underlying companies held by StartEngine Private Funds LLC, and StartEngine Private LLC (together, "StartEngine Private") are not participating or involved in the offering. The availability of company information does not indicate that the company has endorsed, supports or otherwise participates with StartEngine Private or any of its affiliates. StartEngine Crowdfunding LLC purchases shares from current and former employees, early investors, and advisors of the companies and sells the shares to StartEngine Private for each offering. When you make an investment in a company on StartEngine Private, you are purchasing an interest in a series of StartEngine Private Funds LLC or StartEngine Private LLC, each a Delaware limited liability company (together the "Series LLCs"), which were created to hold shares of privately held companies. An investor will not directly own or hold shares of the private company but instead will own member interests in a series of the Series LLCs, which either directly or indirectly, will hold shares in the company. There may not be a one-to-one economic parity on the value of the Series LLCs interests and the underlying shares.

3. The minimum investment for most Reg. CF/A+ offerings are typically much lower than Reg. D which typically has a minimum investment amount set around $15,000 for StartEngine Private offerings.

STARTENGINE IS TESTING THE WATERS UNDER TIER 2 OF REGULATION A. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. "RESERVING" SHARES IS SIMPLY AN INDICATION OF INTEREST. THERE IS NO BINDING COMMITMENT FOR INVESTORS THAT RESERVE SHARES IN THIS MANNER TO ULTIMATELY INVEST AND PURCHASE THE SHARES RESERVED OF THE COMPANY, OR TO PURCHASE ANY SHARES OF THE COMPANY WHATSOEVER.


Scan QR code to invest
on the go with our app
Download the iOS or Android app today!

Download on the App Store

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*Why am I seeing this offering? View how StartEngine promotes offerings* **here.**

You are receiving this communication because you are a registered user on **www.startengine.com** or **www.seedinvest.com**, operated by StartEngine Crowdfunding Inc. ("StartEngine"). All securities offerings are facilitated by StartEngine Capital, LLC, an SEC-registered funding portal, or StartEngine Primary, LLC, an SEC-registered broker-dealer and member of **FINRA**/**SIPC**. StartEngine Secondary is an alternative trading system regulated by the SEC and operated by StartEngine Primary LLC. Neither StartEngine Crowdfunding Inc. nor StartEngine Capital LLC are making recommendations or giving advice regarding any company or offering discussed in this communication. StartEngine Primary LLC may provide recommendations in certain instances, but no personalized advice. For more information, review our Form CRS **here** and our Regulation Best Interest disclosure statement **here**.

To read our full disclosure, visit: **https://www.startengine.com/disclaimer**.

See StartEngine's Privacy Policy **here**.

StartEngine
4100 W Alameda Ave Floor 3 Burbank, CA 91505

No longer want to receive these emails? **Unsubscribe**

---

**StartEngine** <community@startengine.com> Mon, Sep 16, 2024 at 9:17 AM
To: Test Test <paige.soffa+ixreviewdesktop@startengine.com>

start engine

THIS OFFERING IS ELIGIBLE FOR STARTENGINE'S **VENTURE CLUB**
Receive 10% bonus shares on each of your investments in companies that participate in the Venture Club program.

RESERVE NOW

# Reserve Shares in StartEngine



Reserve Shares in StartEngine - And Get 10% Bonus on Us

Hi Test,

[Quoted text hidden]

[Quoted text hidden]

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**StartEngine** <community@startengine.com> Mon, Sep 16, 2024 at 9:17 AM
To: Test Test <paige.soffa+testramp@startengine.com>

[Quoted text hidden]

---

**StartEngine** <community@startengine.com> Mon, Sep 16, 2024 at 9:17 AM
To: Paige VanDenburg <paige.soffa@startengine.com>

start engine

THIS OFFERING IS ELIGIBLE FOR STARTENGINE'S **VENTURE CLUB**
Receive 10% bonus shares on each of your investments in companies that participate in the Venture Club program.

RESERVE NOW

# Reserve Shares in StartEngine



Reserve Shares in StartEngine - And Get 10% Bonus on Us

Hi Paige,

[Quoted text hidden]

[Quoted text hidden]

---

**StartEngine** <community@startengine.com> Mon, Sep 16, 2024 at 9:18 AM
To: Test Test <paige.soffa+ttwobtest@startengine.com>

start engine

THIS OFFERING IS ELIGIBLE FOR STARTENGINE'S **VENTURE CLUB**
Receive 10% bonus shares on each of your investments in companies that participate in the Venture Club program.

RESERVE NOW

# Reserve Shares in StartEngine



Reserve Shares in StartEngine - And Get 10% Bonus on Us

Hi Test,

[Quoted text hidden]

[Quoted text hidden]

---

**StartEngine** <community@startengine.com> Mon, Sep 16, 2024 at 9:18 AM
To: Paige Posthog <paige.soffa+testposthog@startengine.com>

THIS OFFERING IS ELIGIBLE FOR STARTENGINE'S **VENTURE CLUB**
Receive 10% bonus shares on each of your investments in companies that participate in the Venture Club program.

RESERVE NOW

# Reserve Shares in StartEngine



Reserve Shares in StartEngine - And Get 10% Bonus on Us

Hi Paige,

[Quoted text hidden]

[Quoted text hidden]

---

**StartEngine** <community@startengine.com> Mon, Sep 16, 2024 at 9:18 AM
To: Paige Test <paige.soffa+testpmt@startengine.com>

[Quoted text hidden]

---

**StartEngine** <community@startengine.com> Mon, Sep 16, 2024 at 9:18 AM
To: PaigeTest Soffa <paige.soffa+ventureclub@startengine.com>

THIS OFFERING IS ELIGIBLE FOR STARTENGINE'S **VENTURE CLUB**
Receive 10% bonus shares on each of your investments in companies that participate in the Venture Club program.

RESERVE NOW

# Reserve Shares in StartEngine



Reserve Shares in StartEngine - And Get 10% Bonus on Us

Hi PaigeTest,

[Quoted text hidden]

[Quoted text hidden]

start engine

Paige Soffa <paige.soffa@startengine.com>

## Reservations Are Open - Get 10% Bonus Shares

**StartEngine** <community@startengine.com>
To: Test Test <paige.soffa+ttwobtest@startengine.com>

Wed, Oct 9, 2024 at 5:01 PM

start engine

**You may have previously received the below emails; we are recirculating them to include a link to StartEngine's preliminary offering circular.**

THIS OFFERING IS ELIGIBLE FOR STARTENGINE'S **VENTURE CLUB**
Receive 10% bonus shares on each of your investments in companies that participate in the Venture Club program.

RESERVE NOW

# Reserve Shares in StartEngine



Reserve Shares in StartEngine - And Get 10% Bonus Shares

Hi Test,

Guess who sold out?

After its launch on Saturday, StartEngine Private Series Groq [1] officially SOLD OUT of shares, continuing the StartEngine Private hot streak. And this isn't the first offering to sell out so soon.

We just launched StartEngine Private offerings less than a year ago in November 2023, and since then, have seen significant engagement, totaling over $14,700,000 raised from various StartEngine Private offerings:

- Q4 2023: $4.0M
- Q1 2024: $5.1M
- Q2 2024: $5.6M

And Q3 2024? Guess we'll have to wait and see...

Reserve your share in StartEngine so you can help us build on this incredible momentum!

**Reserve Now - Get 10% Bonus Shares**

1. Groq, Inc. ("Groq") is not participating or involved in the StartEngine Private Series Groq offering. The availability of company information does not indicate that the company has endorsed, supports, or otherwise participates with StartEngine Private LLC or any of its affiliates. StartEngine Private LLC purchases shares from current and former employees, early investors, and advisors of the company. When you make an investment in a company on StartEngine Private, you are purchasing an interest in a series of StartEngine Private LLC, a Delaware limited liability company (the "Series LLC"), which was created to hold shares of a privately held company. An investor will not directly own or hold shares of the private company but instead will own member interests in a series of the Series LLC, which either directly or indirectly will hold shares in the company. There may not be a one-to-one economic parity on the value of the Series LLC interests and Groq shares.

The underlying securities of Series Groq offered herein may be subject to restrictions on transferability and resale, including a Right of First Refusal ("ROFR"). As such, Groq, Inc. has the first right to purchase the securities should Series Groq wish to sell or transfer them. This may affect the ability of Series Groq to dispose of the securities. Before investing, potential investors should carefully read the offering documents and consult with their advisor to understand the implications of these restrictions.

Series Groq holds economic interests of Groq through indirect ownership via Special Purpose Vehicle ("SPV") interests. There may not be a one-to-one economic parity on the value of the Series LLC interests and the underlying shares. Before investing, potential investors should carefully read the offering documents and consult with their advisor to understand the implications of these indirect investments.

Expenses, including those for disposing of SPV interests, extraordinary expenses, transaction fees (including brokerage fees), administration fees, and insurance fees, will be the responsibility of Series Groq. These expenses may reduce the amount you receive from a liquidation or distribution event. Additionally, StartEngine Primary LLC representatives may earn commissions for providing recommendations to investors in connection with this offering.

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED.

NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.

AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. "RESERVING" SECURITIES IS SIMPLY AN INDICATION OF INTEREST.

AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT CAN BE FOUND **HERE**.

Kevin O'Leary is a paid spokesperson for StartEngine. See his 17(b) disclosure **here**.

RESERVE NOW

# Reserve Shares in StartEngine



**Reserve Shares in StartEngine - And Get 10% Bonus Shares**

Hi Test,

**BREAKING NEWS:**

Cerebras, one of the companies represented on StartEngine Private [1], has just publicly filed for an IPO [2]

Opportunities like these were once limited to only the ultra-wealthy and insiders. Our goal is to change all that with our offerings across Reg CF, Reg A, and Reg D. We are *more committed than ever* to further expanding access to investment opportunities for investors like you!

Join us on our journey (and 45,000 other shareholders!) as we pave the way in democratizing access to investments.

*An S-1 filing does not guarantee that an IPO will occur. Even if Cerebras proceeds with an IPO, it does not imply that other underlying companies will do so.*

**Reserve Now - Get 10% Bonus Shares**

1. The underlying companies are not participating or involved in this offering. The availability of company information does not indicate that the company has endorsed, supports or otherwise participates with StartEngine Private Funds LLC, StartEngine Private LLC, or any of their affiliates. StartEngine Private Funds LLC and StartEngine Private LLC purchase shares from current and former employees, early investors, and advisors of the companies. When you make an investment in a company on StartEngine Private, you are purchasing an interest in a series of StartEngine Private Funds LLC or StartEngine Private LLC, both a Delaware limited liability company (the "Series LLC"), which was created to hold shares of privately held companies. An investor will not directly own or hold shares of the private company but instead will own member interests in a series of the Series LLC, which either directly or indirectly, will hold shares in the company. There may not be a one-to-one economic parity on the value of the Series LLC interests and the underlying shares.

StartEngine Advisers LLC manages the Series LLC and qualifies as an exempt reporting advisor ("ERA") with the Securities and Exchange Commission pursuant to Rule 203(m)-1 under the Advisers Act.

The underlying securities offered herein may be subject to restrictions on transferability and resale including a Right of First Refusal ("ROFR"). As such, the underlying companies have the first right to purchase the securities should the Series LLC wish to sell or transfer them. This may affect the ability of Series LLC to dispose of the securities. Before investing, potential investors should carefully read the offering documents and consult with their advisor to understand the implications of these restrictions.

Expenses, including those for disposing of Portfolio Company Securities, extraordinary expenses, transaction fees (including brokerage fees), administration fees, and insurance fees, will be the responsibility of the Series LLC. These expenses may reduce the amount you receive from a liquidation or distribution event. Additionally, StartEngine Primary LLC representatives may earn commissions for providing recommendations to investors in connection with this offering.

2. Source: **https://www.sec.gov/Archives/edgar/data/2021728/000162828024041596/cerebras-sx1.htm**

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED.

NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.

AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. "RESERVING" SECURITIES IS SIMPLY AN INDICATION OF INTEREST.

AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT CAN BE FOUND **HERE**.

Kevin O'Leary is a paid spokesperson for StartEngine. See his 17(b) disclosure **here**.

RESERVE NOW

# Reserve Shares in StartEngine



Reserve Shares in StartEngine - And Get 10% Bonus Shares

Hi Test,

StartEngine has had an impressive year so far – and you can still reserve shares in our upcoming round. But since the last one? Here are some highlights…

- Gross Profit grew 1.65x in Q2 2024, compared to Q2 2023 [1]
- Companies signed to raise on StartEngine grew 2x in Q2 2024 from Q2 2023 [2]
- StartEngine CF raised $20.8M just in Q2 2024

We're working to build the future of finance — with 45,000 investors already. Ready to join us?

**Reserve Now - Get 10% Bonus Shares**

1. Gross profit is the revenue of StartEngine Crowdfunding, Inc. ("the Company") and its subsidiaries earned from sales after subtracting the cost of goods sold ("COGS"). This differs from net profit, which is the income remaining after all expenses, including operating costs, taxes, and interest, are deducted from total revenue, providing a comprehensive measure of the Company's overall profitability. For full financials, see our latest statements filed on SEC **EDGAR**. Gross profit based on StartEngine's unaudited financials: $5.72M for Q2 2024 compared to $3.46M for Q2 2023. Since these are quarterly numbers and have not been audited, they may not include year-end adjustments necessary to make those financial statements comparable to audited results.

2. Signed contracts do not necessarily indicate offerings will launch.

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED.

NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.

AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. "RESERVING" SECURITIES IS SIMPLY AN INDICATION OF INTEREST.

AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT CAN BE FOUND **HERE**.

Kevin O'Leary is a paid spokesperson for StartEngine. See his 17(b) disclosure **here**.


Scan QR code to invest
on the go with our app
Download the iOS or Android app today!